Intangible assets and goodwill - Additional Information (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
Estimated amortization expense for intangibles in year 1	$ 4,353
Estimated amortization expense for intangibles in year 2	4,194
Estimated amortization expense for intangibles in year 3	4,194
Estimated amortization expense for intangibles in year 4	4,194
Estimated amortization expense for intangibles in year 5	$ 4,194